   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 10, 1998

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                         FOX ENTERTAINMENT GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

            DELAWARE                    4833                    95-4066193
  (STATE OR OTHER JURISDICTION   (PRIMARY STANDARD           (I.R.S. EMPLOYER
      OF INCORPORATION OR            INDUSTRIAL            IDENTIFICATION NO.)
         ORGANIZATION)          CLASSIFICATION CODE
                                      NUMBER)
                            1211 AVENUE OF THE AMERICAS
                              NEW YORK, NEW YORK 10036
                                   (212) 852-7111
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                     REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                            ARTHUR M. SISKIND, ESQ.
              SENIOR EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                         FOX ENTERTAINMENT GROUP, INC.
                          1211 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10036
                                (212) 852-7111
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:

           JEFFREY W. RUBIN, ESQ.                         VINCENT J. PISANO, ESQ.
            STEPHEN H. KAY, ESQ.                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
        SQUADRON, ELLENOFF, PLESENT &                         919 THIRD AVENUE
               SHEINFELD, LLP                             NEW YORK, NEW YORK 10022
              551 FIFTH AVENUE                                 (212) 735-3000
          NEW YORK, NEW YORK 10176
               (212) 661-6500

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-61515

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
       TITLE OF EACH CLASS OF        PROPOSED MAXIMUM AGGREGATE    AMOUNT OF
    SECURITIES TO BE REGISTERED            OFFERING PRICE       REGISTRATION FEE
--------------------------------------------------------------------------------
Class A Common Stock, par value
 $.01 per share....................         $468,000,000            $130,104

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

       INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1,
                              FILE NO. 333-61515

  Fox Entertainment Group, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1, as amended (File No. 333-61515), declared effective on November 9, 1998 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON NOVEMBER 10, 1998.

                                          Fox Entertainment Group, Inc.

                                                  /s/ Arthur M. Siskind
                                          By: _________________________________
                                                    ARTHUR M. SISKIND

  IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES STATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


                 *                   Chairman and Chief Executive  November 10, 1998
____________________________________  Officer (Principal
         K. RUPERT MURDOCH            Executive Officer) and
                                      Director

                 *                   Chief Financial Officer       November 10, 1998
____________________________________  (Principal Financial and
           DAVID F. DEVOE             Accounting Officer) and
                                      Director

       /s/ Arthur M. Siskind         Director                      November 10, 1998
____________________________________
         ARTHUR M. SISKIND

                 *                   Director                      November 10, 1998
____________________________________
           PETER CHERNIN

                 *                   Director                      November 10, 1998
____________________________________
            CHASE CAREY

       /s/ Arthur M. Siskind
*By: __________________________
        AS ATTORNEY-IN-FACT

 EXHIBIT NO. DESCRIPTION
 ----------- -----------
   5.1       Opinion of Squadron, Ellenoff, Plesent & Sheinfeld, LLP
  23.1       Consent of Arthur Andersen LLP
  23.2       Consent of Ernst & Young LLP
  23.3       Consent of Squadron, Ellenoff, Plesent & Sheinfeld, LLP (contained in Opinion filed as
              Exhibit 5.1)
 *24.1       Power of Attorney
  99         Officers Certificate

--------
*Incorporated herein by reference to the Company's Registration Statement of Form S-1, as amended, File No. 333-61515.